UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) is March 21, 2007
ENERGY WEST, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

MONTANA	0-14183	81-0141785

(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

1 First Avenue South, Great Falls, Montana	59401

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (406) 791-7500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On March 21, 2007, Energy West, Incorporated issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the approval by the Arizona Corporation Commission of the sale to SemStream, L.P. of its assets and business operations associated with a regulated propane gas distribution system operated in the cities and outlying areas of Payson, Pine, and Strawberry, Arizona, as well as certain assets and operations associated with non-regulated propane business operations in the same geographic area.
The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Item
99.1	Press Release, dated March 21, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY WEST, INCORPORATED
Dated: March 21, 2007	By:	/s/ David A. Cerotzke
David A. Cerotzke
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item
99.1	Press Release, dated March 21, 2007